Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of December 19, 2024, is entered into by and among LandBridge Company LLC, a Delaware limited liability company (the “Company”), and each of the other signatories hereto (each a “Holder” and, collectively, the “Holders” and, together with the Company, the “Parties”).

WHEREAS, this Agreement is made in connection with those certain Common Shares Purchase Agreements, each dated November 18, 2024, by and between the Company and the Holders (the “SPAs”), pursuant to which the Holders agreed to purchase certain of the Company’s Class A shares representing limited liability company interests (the “Class A Shares”) in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, pursuant to the SPAs, the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as hereinafter defined) set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any specified Person, a Person that, directly or indirectly, Controls or is Controlled by, or is under common Control with, such specified Person.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed by law or governmental action.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company Securities” means any equity interest of any class or series in the Company.

“Controls,” “Controlled by” and “under common Control with” mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Deadline” is defined in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” is defined in Section 2(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means (a) each Holder, unless and until such Holder ceases to hold any Registrable Securities; and (b) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9(e) hereof; provided, that any Person referenced in clause (b) of this definition shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms and conditions set forth in this Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited partnership, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided that Registrable Securities shall not include: (a) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration rights and other rights hereunder; (b) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar exemption then in force under applicable law), as a result of which the legend on any certificate or book-entry notation, as the case may be, representing such Registrable Security restricting transfer of such Registrable Security has been removed; (c) any Shares that are eligible for resale without restriction (including any limitation thereunder on volume or manner of sale) under Rule 144 (or any similar provision then in effect) under the Securities Act; and (d) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law for the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act.

“Rule 430B” means Rule 430B promulgated by the Commission pursuant to the Securities Act.

“Rule 430C” means Rule 430C promulgated by the Commission pursuant to the Securities Act.

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“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder in connection with such sale (except as set forth in Section 5).

“Shares” means the Class A Shares acquired by the Holders pursuant to the SPAs, and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of, or in connection with, any share dividend, share split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Shelf Registration Statement” means a Registration Statement filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) or, if the Company is not then eligible to file on Form S-3, on Form S-1 or any other appropriate form under the Securities Act, or any successor rule that may be adopted by the Commission, and all amendments and supplements to such Registration Statement (including post-effective amendments), covering the Registrable Securities, as applicable.

“Subsequent Shelf Registration Statement” means a new shelf registration statement filed in the event the Shelf Registration Statement ceases to be effective while Registrable Securities are still outstanding.

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) references to Sections refer to sections of this Agreement; (b) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (c) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (e) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (f) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (g) references to any Person include such Person’s successors and permitted assigns; and (h) references to “days” and “months” are to calendar days and calendar months, unless otherwise indicated.

2. Shelf Registration.

(a) The Company shall, as soon as practicable after the Closing (as defined in the SPAs), but in any event within 30 days after the Closing (the “Filing Deadline”), prepare and file with or submit to the Commission a Shelf Registration Statement or file a post-effective amendment or prospectus supplement pursuant to a Registration Statement, as applicable, under the Securities Act covering the resale of, at the election of the Holders, all or a portion of the Registrable Securities (determined at least two Business Days prior to such filing by delivery of written notice to the Company by the Holder) on a delayed or continuous basis (a “Shelf Registration”) and shall use commercially reasonable efforts to have such Shelf Registration Statement declared effective as soon as reasonably practicable after the filing or submission thereof, but in no event later than the earlier of (a) the 90th calendar day following the filing date thereof if the Commission notifies the Company it will “review” the Shelf Registration Statement and

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(b) five Business Days after the Company is advised by the staff of the Commission that the Shelf Registration Statement will not be reviewed or that the staff of the Commission has no further comments to the Shelf Registration Statement (the “Effective Deadline”). Notwithstanding the foregoing, the Shelf Registration Statement shall be an Automatic Shelf Registration Statement if the Company is a WKSI and otherwise eligible to use such Automatic Shelf Registration Statement. Such Shelf Registration Statement shall provide for the resale of the Registrable Securities included therein pursuant to the intended timing and method of disposition as then legally available to, and requested by, the Holders named therein by written notice delivered to the Company at least two Business Days prior to the filing of such Shelf Registration Statement. The Company shall use commercially reasonable efforts to maintain a Shelf Registration Statement in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf Registration Statement continuously effective in accordance with the terms of this Agreement, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in material compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities (the period during which the Company is required to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (a), the “Shelf Period”). In the event the Company files a Shelf Registration Statement on Form S-1, the Company shall use its commercially reasonable efforts to convert the Shelf Registration Statement on Form S-1 (and any subsequent Shelf Registration Statement) to a Shelf Registration Statement on Form S-3 promptly (but in no event more than 30 days) after the Company is eligible to use the Form S-3; provided that the Company shall maintain effectiveness of the Registration Statement then in effect until such time as such Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission. The Company’s obligation under this Section 2(a) shall, for the avoidance of doubt, be subject to Section 9(b).

(b) If any Shelf Registration Statement ceases or, to the Company’s knowledge, will cease to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding and the obligations of the Company hereunder remain effective, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act or file a Subsequent Shelf Registration Statement registering the resale of, at the election of the Holders, all or a portion of the Registrable Securities (determined at least two Business Days prior to such filing by delivery of written notice to the Company by the Holder), in each case using its commercially reasonable efforts to prevent any period in which the Registrable Securities would not be registered for offer and sale pursuant to a Shelf Registration Statement, and pursuant to the intended timing and method of disposition as then legally available to, and requested by, the Holders named therein by written notice delivered to the Company at least two Business Days prior to the filing of such Shelf Registration Statement. If a Subsequent Shelf Registration Statement (which shall be an Automatic Shelf Registration Statement if the Company is a WKSI and otherwise eligible to use such Automatic Shelf Registration Statement) is filed, the Company shall use its commercially reasonable efforts to (1) if such Shelf Registration Statement is not an Automatic Shelf Registration Statement, cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (2) keep such Subsequent Shelf Registration Statement continuously effective in accordance with the terms of this Agreement, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. The Company’s obligation under this Section 2(b) shall, for the avoidance of doubt, be subject to Section 9(b).

3. General Procedures. The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement pursuant to a Registration Statement, as applicable, are as follows:

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(a) In connection with a Shelf Registration, the Company will, at least three Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than any filing made under the Exchange Act that is incorporated by reference into the Registration Statement) (for purposes of this subsection, supplements and amendments shall not be deemed to include any amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), (i) furnish to such Holders and representatives of such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to make any changes reasonably requested by the Holders prior to the filing of the Registration Statement.

(b) The Company will use commercially reasonable efforts to, as promptly as reasonably practicable, (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the Shelf Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement and, as so supplemented or amended, to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling shareholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(c) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement and the disposition of all Registrable Securities covered by a Registration Statement.

(d) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i) (1) when a Prospectus or any prospectus supplement or post- effective amendment to a Registration Statement in which such Holder is included has been filed; (2) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and when the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling shareholders); and (3) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence (but not the details) of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement

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or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of such Registration Statement, or include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of the Prospectus; provided that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of such Registration Statement, or including any untrue statement of a material fact or omitting to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of the Prospectus.

(e) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period (as hereinafter defined) or Suspension Period (as hereinafter defined), as promptly as reasonably practicable after such Blackout Period or Suspension Period ends.

(f) During the Shelf Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) as promptly as reasonably practical after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g) The Company will as promptly as reasonably practical deliver to each Holder, without charge, as many copies of each Prospectus (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Shelf Period. Subject to the terms of this Agreement, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, nor will any Prospectus include any untrue statement of a material fact or omit to state any material face necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Each Holder agrees to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any Prospectus.

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(j) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days if it determines that (i) a postponement is in the best interest of the Company and its shareholders generally due to a pending transaction or event involving the Company or any of its subsidiaries (including a pending securities offering by the Company), (ii) such registration would render the Company unable to comply with applicable securities laws or (iii) such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided that in no event shall any Blackout Period, together with any Suspension Period, exceed an aggregate of 90 days in any consecutive 12-month period. Each Holder agrees that the receipt of any notice pursuant to this Section 3(j) does not constitute material non-public information, but nevertheless shall be kept confidential and not be disclosed without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement.

5. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Shelf Registration pursuant to a Registration Statement (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement or whether or not a Registration Statement is filed or becomes effective. “Registration Expenses” means all documented expenses incurred in connection with registrations, filings or qualifications pursuant to Section 2 and Section 3, including (a) registration and filing fees (including fees and expenses (i) with respect to filings required to be made with the Trading Market, (ii) in compliance with applicable state securities or “Blue Sky” laws and (iii) with respect to filings with FINRA), (b) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel, auditors, accountants and independent reserve engineers for the Company, (e) Securities Act liability insurance, if the Company so desires such insurance, (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (g) reasonable fees and expenses of one counsel to the Holders reasonably acceptable to the Company and selected by the Holders that hold a majority of the Registrable Securities to be included in any such registration or offering. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable and documented costs of preparation and reasonable and documented attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other

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amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the effective date of such Registration Statement), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, in the case of the Registration Statement, or arising out of, based upon or resulting from the omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the case of any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the effective date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current); provided that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person, in its capacity as such, or any underwriter specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any other Holder Indemnified Person and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder, solely in its capacity as such, shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement under which any Registrable Securities of such Holder were registered, in any preliminary prospectus (if used prior to the effective date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, in the case of the Registration Statement, or arising out of, based upon or resulting from the omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that a Holder shall only be liable to the extent a claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus (if the Company authorized the use of such preliminary, summary or final prospectus prior to the effective date) or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or such amendment or supplement (if used during the period the Company is required to keep the Registration Statement current), in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder in its capacity as such for

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specific inclusion in such document, provided further that this Section 6(b) shall not apply to any information furnished in writing by such Holder to the Company that corrected or made not misleading information previously furnished to the Company, if such information was furnished prior to the filing of any such Registration Statement, preliminary prospectus, summary or final prospectus, or free writing prospectus, or in any amendment or supplement thereto, and the Company failed to include such information therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder (each, an “Indemnified Party”) shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying party may exist with respect to such claim or there may be reasonable defenses available to the Indemnified Party that are different from, or additional to, those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the Indemnified Party without its consent (but such consent may not be unreasonably withheld, delayed or conditioned). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of any Indemnified Party, there may be one or more legal or equitable defenses available to such Indemnified Party that are in addition to, or may conflict with, those available to another Indemnified Party with respect to such claim. Failure to give prompt written notice as provided in clause (i) above shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such Indemnified Party thereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Party, on the other hand, in connection with the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or alleged statement or omission or alleged omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Registrable Securities Transaction. Subject to compliance with the Company’s policies, if requested by any Holder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), the Company agrees to provide such Holder with customary and reasonable assistance to facilitate such transaction, including, without limitation, (i) such action as such Holder may reasonably request from time to time to enable such Holder to sell Registrable Securities in a transaction exempt from registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in form and substance reasonably satisfactory to the Company; provided, that the Holder shall deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request pursuant to this Section 7.

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8. Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with such Holder’s sale pursuant to Rule 144, the Company shall promptly deliver to such Holder a written statement as to whether it has complied with such requirements. In connection with such sales pursuant to Rule 144, the Company will reasonably cooperate with and assist any Holder to facilitate the transfer of such Holder’s Shares to a DTC brokerage account as reasonably requested by such Holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of such shares without restrictive legends), provided that the Holder shall (i) deliver such documents reasonably requested by the Company or the Company’s transfer agent in connection with such request and (ii) agree not to sell such Shares unless an effective registration statement is on file with the Commission or it may do so pursuant to Rule 144 or another applicable exemption from registration for such sale under the Securities Act or the rules promulgated thereunder.

9. Miscellaneous.

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by applicable law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d) (provided that the Company shall not disclose any material non-public information that is the basis for such notice to the Holder without the consent of the Holder), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement related thereto or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 9(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that (i) any waiver or amendment with respect to the Filing Deadline, the Effective Deadline, Section 6, Section 9(c) or Section Error! Reference source not found.Error! Reference source not found. shall require the approval of the Company and Holders that hold 66 2/3% of the Registrable Securities as of the date such waiver or amendment and (ii) any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder. The Company shall provide prior notice to all

10

Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via electronic mail as specified in this Section 9(d) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date (provided no rejection or undeliverable message is received), (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	LandBridge Company LLC
5555 San Felipe Street, Suite 1200
Houston, Texas 77056 Attention: Harrison Bolling
E-mail: harrison.bolling@h2obridge.com

With copy to:

Vinson & Elkins L.L.P.
Attention: David P. Oelman, Michael S. Telle 845 Texas Avenue, Suite 4700
Houston, Texas 77002
E-mail: doelman@velaw.com; mtelle@velaw.com

If to any Person who is then the registered Holder:	To the address of such Holder as indicated on the signature page of this Agreement or, if different, as it appears in the applicable register for the Registrable Securities or as may be designated in writing by such Holder in accordance with this Section 9(d).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities in connection with a transfer of such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement.

11

The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties or their respective successors and permitted assigns and any Indemnified Party, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE). With respect to any Proceeding arising out of or relating to this Agreement, each of the Parties hereby irrevocably (i) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided that a Party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (ii) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to their respective addresses referred to in Section 9(d) hereof; provided that nothing herein shall affect the right of any Party hereto to serve process in any other manner permitted by law; and (iii) TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

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(l) Removal of Legends. The legend described in Section 3.10 of each SPA shall be removed and the Company shall promptly (and in any event within three Business Days) issue Class A Shares free from all restrictive and other legends to each Holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Registrable Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with customary representations and the Company provides the transfer agent an opinion of counsel to the effect that such sale, assignment or transfer of the Registrable Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) the Registrable Securities can be sold, assigned or transferred pursuant to Rule 144. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance, including any other costs related to the Company’s obligations under this Section 9(l), including, for the avoidance of doubt, the costs of its counsel’s providing any legend removal opinion, provided that, for the avoidance of doubt, each Holder shall be responsible for its fees associated with such issuance, including the preparation of any documents or certificates (including its outside counsel fees). Each Holder hereby represents, warrants and covenants that it will only sell Registrable Securities pursuant to an effective Registration Statement, or, if an effective Registration Statement becomes unavailable, pursuant to Rule 144 or another available exemption from registration, and such holder has in place compliance procedures designed to ensure that any such sales are conducted in accordance with the Securities Act.

(m) Termination. Except for Section 6, this Agreement shall terminate at the earlier of (i) as to any Holder when all Registrable Securities held by such Holder no longer constitute Registrable Securities and (ii) if not sooner terminated as to all Holders pursuant to clause (i), as to all Holders on the second anniversary of the date set forth above.

[Signature page follows]

13

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

LANDBRIDGE COMPANY LLC

By:	/s/ Jason Long
Name:	Jason Long
Title:	Chief Executive Officer

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

JANE STREET GLOBAL TRADING, LLC

By:	/s/ James B. Dieterich
Name:	James B. Dieterich
Title:	Managing Director

Address for notice:

250 Vesey Street, 3rd Floor
New York, NY 10281

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

3i, LP

By:	/s/ Maier J. Tarlow
Name:	Maier J. Tarlow
Title:	Manager On Behalf Of 3i Management LLC, The GP of 3i LP

Address for notice:

2 Wooster St. Fl 2 New York NY 10013

Operations@3ifund.com

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

Hill City Capital Master Fund LP

By:	/s/ Herbert Frazier
Name:	Herbert Frazier
Title:	Managing Member of the GP of the Fund

Address for notice:

Hill City Capital Master Fund LP
121 High Street, FL3
Boston, MA 02110
Email: richards@hillcitycapital.com

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

RCap Liquid II, LP

By:	/s/ Melanie Jones
Name:	Melanie Jones
Title:	Controller of RCap LLC, GP

Address for notice:

225 Washington Street, 3rd Floor, Conshohocken PA

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

CITADEL CEMF INVESTMENTS LTD.
By: Citadel Advisors LLC, its Portfolio Manager

By:	/s/ Antonia Peabody
Name:	Antonia Peabody
Title:	Authorized signatory

Address for notice:

Citadel CEMF Investments Ltd.
c/o Citadel Enterprise Americas LLC
Southeast Financial Center
200 S. Biscayne Blvd., Suite 3300
Miami, FL 33131
Attention: Legal
Phone: 312-395-3483
E-mail: CitadelAgreementNotice@citadel.com;
grant.tse@citadel.com;
USVoluntaryReorg@citadel.com

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

OASIS INVESTMENTS II MASTER FUND LTD.

By:	/s/ Phillip Meyer
Name:	Phillip Meyer
Title:	Director

Address for notice:

PO Box 309
Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

HITE HEDGE LP

By:	/s/ Howard Rubin
Name:	Howard Rubin
Title:	Chief Operating Officer

Address for notice:

HITE Hedge LP
25 Braintree Hill Office Park, Suite 310
Braintree. MA 02184

HITE HEDGE II LP

By:	/s/ Howard Rubin
Name:	Howard Rubin
Title:	Chief Operating Officer

Address for notice:

HITE Hedge II LP
25 Braintree Hill Office Park, Suite 310
Braintree, MA 02184

HITE HEDGE OFSHORE LTD.

By:	/s/ Howard Rubin
Name:	Howard Rubin
Title:	Chief Operating Officer

Address for notice:

HITE Hedge Offshore Ltd.
25 Braintree Hill Office Park, Suite 310
Braintree. MA 02184

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

GHISALLO MASTER FUND LP

By:	/s/ Michael Germino
Name:	Michael Germino
Title:	Authorized Signatory

Address for notice:

c/o Ghisallo Capital Management LLC
240 Newbury Street, 2nd Floor
Boston, MA 02116

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

BEMAP MASTER FUND LTD

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	CCO, Monashee Investment Management, LLC

Address for notice:

c/o Monashee Investment Management, LLC
75 Park Plaza, 4th F1
Boston, MA 02116

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

BLACKSTONE CSP-MST FMAP FUND

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	CCO, Monashee Investment Management, LLC

Address for notice:

c/o Monashee Investment Management, LLC
75 Park Plaza, 4th F1
Boston, MA 02116

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

MONASHEE PURE ALPHA SPV I LP

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	CCO, Monashee Investment Management, LLC

Address for notice:

c/o Monashee Investment Management, LLC 75 Park Plaza, 4th F1
Boston, MA 02116

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

HORIZON KINETICS LLC

By:	/s/ Russell Grimaldi
Name:	Russell Grimaldi
Title:	CCO & Associate General Counsel

Address for notice:

Horizon Kinetics LLC
470 Park Avenue South
New York NY 10016

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

CVI INVESTMENTS, INC.
By: Heights Capital Management, Inc., its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	President

Address for notice:

CVI Investments, Inc.
c/o Heights Capital Management, Inc.
101 California Street, Suite 3250
San Francisco, CA 94111

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

ALYESKA MASTER FUND, LP
By Alyeska Investment Group, LP, its investment adviser

By:	/s/ Jason Bragg
Name:	Jason Bragg
Title:	CFO

Address for notice:

Alyeska Master Fund, L.P.
c/o Maples Corporate Services Limited
P.O. Box 309
Ugland House
South Church Street
George Town, Grand Cayman, KY1-1104
Cayman Islands, British West Indies

Mailing:
Alyeska Master Fund, L.P.
ATTN: Jason Bragg
77 W. Wacker, Suite 700
Chicago, IL 60601

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

BURKEHILL FUND LTD
By: Burkehill Global Management, LP, its investment adviser

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Title:	General Counsel, CCO

Address for notice:

Burkehill Fund Ltd
c/o Burkehill Global Management, LP
444 Madison Avenue, 26th Floor
New York, NY 10022
Attn: Legal

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

BURKEHILL MASTER FUND LP
By: Burkehill Global Management, LP, its investment adviser

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Title:	General Counsel, CCO

Address for notice:

Burkehill Master Fund LP
c/o Burkehill Global Management, LP
444 Madison Avenue, 26th Floor
New York, NY 10022
Attn: Legal

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

MMF LT, LLC
by Moore Capital Management, LP, Investment
Manager

By:	/s/ James Kaye
Name:	James Kaye
Title:	V.P.

Address for notice:

c/o Moore Capital Management, LP
11 Times Square
New York, New York 10036
Email: legal.notices@moorecap.com

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

ALTO OPPORTUNITY MASTER FUND, SPC -
SEGREGATED MASTER PORTFOLIO B

By:	/s/ Waqas Khatri
Name:	Waqas Khatri
Title:	Director

Address for notice:

Ayrton Capital LLC
55 Post Rd W, 2nd Floor
Westport, CT 06880

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

HOOD RIVER CAPITAL MANAGEMENT LLC

By:	/s/ Brian Smoluch
Name:	Brian Smoluch
Title:	Principal

Address for notice:

Hood River Capital Management LLC
2373 PGA Boulevard, Suite 200
Palm Beach Gardens, FL 33410

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE INSTITUTIONAL SMALL-CAP STOCK FUND
T. ROWE PRICE SPECTRUM CONSERVATIVE ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE GROWTH ALLOCATION FUND
T. ROWE PRICE MODERATE ALLOCATION PORTFOLIO
U.S. SMALL-CAP STOCK TRUST
TD MUTUAL FUNDS - TD U.S. SMALL-CAP EQUITY FUND
T. ROWE PRICE U.S. SMALL-CAP CORE EQUITY TRUST
COSTCO 401(K) RETIREMENT PLAN

Each account, severally and not jointly

By: T. ROWE PRICE INVESTMENT MANAGEMENT, INC., Investment Adviser or Subadviser, as applicable

By:	/s/ Nicholas Garifo
Name:	Nicholas Garifo
Title:	Vice President

Address for notice:

T. Rowe Price Investment Management, Inc.
100 East Pratt Street
Baltimore, MD 21202
E-mail: Equity_Transactions-Legal@troweprice.com

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

YAUPON MASTER FUND LP
By: Yaupon Capital GP LLC, its general partner

By:	/s/ Steve Pattyn
Name:	Steve Pattyn
Title:	Managing Member

Address for notice:

190 Elgin Avenue
George Town
Grand Cayman, KY1-9008

Mailing:
c/o Yaupon Capital GP LLC
340 Madison Avenue, Suite 300A
New York, NY 10173

YAUPON ENHANCED MASTER FUND LP
By: Yaupon Capital GP LLC, its general partner

By:	/s/ Steve Pattyn
Name:	Steve Pattyn
Title:	Managing Member

Address for notice:

190 Elgin Avenue
George Town
Grand Cayman, KY1-9008

Mailing:

c/o Yaupon Capital GP LLC
340 Madison Avenue, Suite 300A
New York, NY 10173

Signature Page to PIPE Registration Rights Agreement

HOLDERS:

BLACKSTONE GLOBAL MASTER FUND
ICAV, solely on behalf of its sub-fund
BLACKSTONE AQUA MASTER SUB-FUND
By: Blackstone Alternative Solutions L.L.C., its
investment manager

By:	/s/ Jack Pitts
Name:	Jack Pitts
Title:	Authorized Signatory

Address for notice:

c/o Blackstone Alternative Solutions L.L.C.
345 Park Avenue
New York, NY 10154
Attn: Jack Pitts
Email: Jack.Pitts@blackstone.com

Signature Page to PIPE Registration Rights Agreement